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                                                                   EXHIBIT 10.10


                              LOEFF CLAEYS VERBEKE



                    True copy of the deed of pledge of shares in the capital of the private company with limited liability:

                    Lionbridge Technologies Holdings B.V.
                    with statutory seat in Amsterdam

                    executed on 26 September 1997
                    by a deputy of Anton A. Voorneman,
                    civil law notary, officiating in Amsterdam.


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                   DEED OF PLEDGE OF SHARES IN THE CAPITAL OF:
                      LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.


This twenty-sixth day of September nineteen hundred and ninety-seven, appeared before me, Diederik Jan Ex, deputy civil law notary, residing in Amstelveen, deputising for Anton Arnaud Voorneman, civil law notary, officiating in Amsterdam:----------------------------------------------------------------------

Mr. Edwin Foeke Renes, deputy civil law notary, living at 1075 TE Amsterdam, Sluisstraat 6-I, born in Amsterdam on the twenty-second day of May nineteen hundred sixty-nine, single, bearer of passport number N38620506,----------------

acting in his capacity as written proxy holder of:------------------------------

1. Lionbridge Technologies Inc., a company incorporated in the state of Delaware, the United States of America, with registered office at 950 Winterstreet, Suite 4300, Waltham, Massachusetts, 02154, United States of America-------------------------------------------------------------------------

      - hereinafter referred to as the "Pledgor";-------------------------------

2. Silicon Valley Bank, a California-chartered bank with its chief executive offices at 3003 Tasman Drive, Santa Clara, California 95054, the United States of America,-------------------------------------------------------------------

     - hereinafter referred to as the "Pledgee"; and----------------------------

3. Lionbridge Technologies Holdings B.V., a private company with limited liability, incorporated and existing under the laws of The Netherlands with statutory seat at Amsterdam and with registered office at 1062 HN Amsterdam, Overschiestraat 55-5, filed with the Trade Register at the Chamber of Commerce in Amsterdam under number 33.182715---------------------------------------------

     - hereinafter referred to as the "Company".--------------------------------


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The existence of the aforementioned proxies, which will be attached to this deed, is sufficiently known to me, notary.------------------------------------

The appearer, acting in his aforementioned capacity, declared:------------------

WHEREAS:------------------------------------------------------------------------

The Company and the Pledgee are party to the Loan Agreement hereinafter described. It is a condition to the Pledgee agreeing to make the facilities available under the Loan Agreement described hereinafter, that the Pledgor enters into this Pledge.--------------------------------------------------------

NOW THIS DEED WITNESSES as follows:---------------------------------------------

CLAUSE 1 -----------------------------------------------------------------------

DEFINITIONS---------------------------------------------------------------------

1.1   In this Deed of Pledge the following terms have the following meanings:---

      "DEED OF PLEDGE" and "PLEDGE" means this deed;----------------------------

      "EVENT OF DEFAULT" means the events constituting an Event of Default pursuant to Article 8 of the Loan Agreement;------------------------------

      "LTI GUARANTEE" means the Guarantee dated the twenty-sixth day of September nineteen hundred ninety-seven, issued by the Pledgor in favour of the Pledgee;-----------------------------------------------------------

      "LOAN AGREEMENT" means the Loan Agreement dated the twenty-sixth day of September nineteen hundred and ninety-seven, between the Company and Lionbridge Technologies B.V. as Borrowers and the Pledgee as the Bank (which term shall include all variations thereof and supplements thereto from time to time in force);----------------------------------------------

      "SECURED LIABILITIES" means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Pledgor under the LTI Guarantee together with all reasonable costs,


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      charges and expenses incurred by the Pledgee in connection with the protection, preservation or enforcement of its respective rights under the Guarantee or any other document evidencing or securing any such liabilities on a full indemnity basis;------------------------------------

      "SECURITY ASSETS" means all assets, rights and property of the Pledgor which are the subject of any security hereby created or purported to be created, including without limitation, the Shares and all stock, shares, rights, moneys and property referred to in Clause 2.2 hereof;-------------

      "SECURITY PERIOD" means the period beginning on the date hereof and ending on the date upon which the Pledgee is satisfied and shall have informed the Pledgor in writing that all the Secured Liabilities which have arisen have been unconditionally and irrevocably paid and discharged in full or the right of pledge hereby created has been unconditionally and irrevocably released and discharged;--------------------------------------

      "Shares" means all the shares in the Company owned by the Pledgor which at the date of this Dead of Pledge are as follows: three hundred and seventy-nine (379) shares with a nominal value of one hundred Dutch guilders (NLG 100. --) each, at the date hereof;--------------------------

1.2   (a)   References to a person shall include its respective successors and assigns.--------------------------------------------------------------

      (b) Words importing the singular shall include the plural and vice versa.--------------------------------------------------------------------

      (c) Terms not defined in this Deed of Pledge shall have the meaning given to such terms in the Loan Agreement.--------------------------------

CLAUSE 2 -----------------------------------------------------------------------

SECURITY -----------------------------------------------------------------------


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2.1   As security for the Secured Liabilities the Pledgor hereby grants a first right of pledge on the Shares ("eerste recht van pand") to the Pledgee, and the Pledgee hereby accepts such right of pledge in the Shares. -------------------

2.2 To the extent that the aggregate of Shares would be below fifty-one per cent (51%) of all outstanding shares in the capital of the Company or if the voting rights attached to the Shares would be less than fifty-one per cent (51%) of the voting rights attached to the total outstanding shares in the Company, the Pledgor hereby grants as further security for the Secured Liabilities a first right of pledge ("eerste recht van pand") to the Pledgee, and the Pledgee hereby accepts such right, in any and all shares which at any time in the future will be issued by the Company to the Pledgor, such pledge being established now for the moment upon which such shares will in the future be issued by the Company to the Pledgor, without there being any need at the moment of issue of such shares for the parties hereto to perform any further act in relation to the pledge hereunder on such shares. The term "Shares" as used in this Deed of Pledge shall be deemed to include such shares, unless the context requires otherwise.----------------------------------------------------------------------

2.3 The first right of pledge created pursuant to this Deed hereof encompasses all rights which the Pledgor now has or may acquire at any time in the future pertaining to the Shares, including -- inter alia -- dividend rights, rights to stock bonuses, preemptive rights, rights to distributions out of the reserves and rights to the remaining balance upon winding-up and any other money or property accruing or offered at any time by way of redemption, bonus, preference, option rights or otherwise to or in respect of any of the Shares or in substitution or exchange for any of the Shares provided that all dividends paid or payable may, until the occurrence and during the continuance of an Event of Default, be paid directly to the Pledgor. Upon the occurrence and during the continuance of an Event of Default, the Pledgee may require




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dividends to be payable to the Pledgee, of which it shall notify the Pledgor and the Company thereof in writing, and such notification may be given subject to certain conditions determined by the Pledgee. The Pledgee may at any time discontinue such requirement, by written notification to the Pledgor and the Company.------------------------------------------------------------------------

2.4   (a)   The security constituted by this Pledge shall be continuing and will extend to the ultimate balance of the Secured Liabilities, regardless of any intermediate payment or discharge in whole or in part. ---------------

      (b) The obligations of the Pledgor hereunder and this security shall not be affected by any act, omission or circumstance which but for this provision might operate to release or otherwise exonerate the Pledgor from its obligations hereunder or affect such obligations including without limitation and whether or not known to the Pledgor or the Pledgee:--------

            (i) any time or waiver granted to the Pledgor under the LTI Guarantee or composition with the Pledgee;--------------------------

            (ii) the taking, variation, extension, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, of the Pledgor;-----

            (iii) any illegality, invalidity or unenforceability of any obligations of the Pledgor under the LTI Guarantee or any present or future law or order of any government or authority purporting to reduce or otherwise affect any of such obligations, to the intent that the Pledgor's obligations under this Pledge shall remain in full force and this Pledge shall be construed accordingly as if there were no such illegality, unenforceability or invalidity; and--


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            (iv) any legal limitation, disability, incapacity or other circumstances relating to the Pledgor or any amendment to or variation of the terms of the LTI Guarantee.------------------------

      (c) The Pledgor waives any right it may have of first requiring the Pledgee to proceed against or claim payment from the Pledgor under the LTI Guarantee or enforce any other security before enforcing this Pledge.-----

      (d) A certificate of the Pledgee setting forth the amount due from the Pledgor under the LTI Guarantee shall, as against the Pledgor, in the absence of manifest or proven error, be conclusive evidence of such amount.-------------------------------------------------------------------

      (e) Where any discharge in respect of this Pledge, is made in whole or in part on the faith of any payment, security or other disposition which is avoided or must be repaid on bankruptcy, liquidation or otherwise without limitation, this security and the liability of the Pledgor under this Pledge shall continue as if there had been no such discharge.--------

CLAUSE 3 -----------------------------------------------------------------------

VOTING RIGHTS ------------------------------------------------------------------

The Pledgor shall retain the right to vote and all other rights of control pertaining to the Shares, provided however that the Pledgor hereby undertakes to exercise its voting rights fully consistent with the terms and intents and purposes of this Deed of Pledge and shall not exercise its voting rights in any manner so as to prejudice or damage or could reasonably be expected to, in any material respect, prejudice or damage the interests of the Pledgee hereunder, and provided further that each time if there can be any reasonable doubt as to whether such prejudice or damage may arise the Pledgor shall consult with the Pledgee as to the manner in which the voting rights shall be exercised.---------


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CLAUSE 4------------------------------------------------------------------------

WARRANTY------------------------------------------------------------------------

The Pledgor hereby warrants, represents and undertakes that: -------------------

      (a) the Shares represent and, until payment in full of all the Secured Liabilities will continue to represent at least fifty-one (51) per cent. of the outstanding shares of the Company;---------------------------------

      (b) it will not take or permit the taking of any actions whereby the rights attaching to the Security Assets and/or any other shares in the Company pursuant to this Deed of Pledge are altered or diluted; ----------

      (c) the Shares are fully paid and nonassessable and are not subject to any pledge or other encumbrance or any options to purchase or similar rights of any person;

      (d) it has the power and authority to create a first right of pledge in the Shares in favour of the Pledgee and to grant powers of attorney; and--

      (e) all resolutions and approvals which are required on the part of the Pledgor and the Company in order to create a first right of pledge in the Shares in favour of the Pledgee, have been adopted and granted respectively.-------------------------------------------------------------

With respect to the Shares referred to in Article 2.2, the above representations and warranties shall be deemed to have been repeated by the Pledgor to and in favour of the Pledgee as at the moment such Shares shall be issued by the Company to the Pledgor.---------------------------------------------------------

CLAUSE 5 -----------------------------------------------------------------------

ACKNOWLEDGEMENT ----------------------------------------------------------------

By executing this Deed of Pledge the Company acknowledges the first right of pledge in the Shares established in favour of the Pledgee, and it undertakes (i) to register in the register of


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                                      -9-

shareholders of the Company that the Shares have been encumbered with a first right of pledge in favour of the Pledgee, and (ii) to maintain the above registration until the Pledgee have confirmed to the Company that this Pledge is released or terminated by the Pledgee in accordance with the provisions of Clause 8.-----------------------------------------------------------------------

CLAUSE 6 -----------------------------------------------------------------------

FURTHER ASSURANCE --------------------------------------------------------------

6.1   The Pledgor undertakes towards the Pledgee as follows:--------------------

      (a) Upon any request of the Pledgee, the Pledgor shall immediately render all reasonable assistance in order to enable the Pledgee to exercise the rights that the Pledgee has in respect of the Shares under applicable law, this Deed of Pledge and the LTI Guarantee

      (b) The Pledgor shall refrain from exercising voting rights attached to any Shares without the previous written consent of the Pledgee in favour of any resolutions, (i) having the effect of changing the rights attached to any of the Shares, or (ii) which prejudice the security under this Pledge or impair the value of such security. For the avoidance of doubt, the declaration and payment of a dividend shall be deemed not to prejudice such security nor impair such value where such declaration and payment are permitted under the Loan Agreement.---------------------------------------

6.2 The Pledgor hereby instructs and grants to the Pledgee an irrevocable power of attorney, with the power of substitution, to do all acts and execute all documents in order to perfect or in any respect implement this Deed of Pledge on its behalf, and to take any actions and to draft and execute any additional documents which in the reasonable opinion of the Pledgee are necessary or desirable for the purpose of properly performing on its behalf this Deed of Pledge.-----------------------------------------------------------------


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6.3   The Pledgor undertakes upon request of the Pledgee to take any actions and to draft and execute any additional documents, including the supplementary deed of pledge attached hereto as Annex A, which in the reasonable opinion of the Pledgee are necessary for ensuring that the benefit of this Pledge fully extends to the Pledgee.-----------------------------------------------------------------

CLAUSE 7 -----------------------------------------------------------------------

ENFORCEMENT OF PLEDGE ----------------------------------------------------------

7.1 Immediately upon the occurrence and during the continuance of a Default, the Pledgee has the right as the agent to exercise all rights and powers of a holder of a first right of pledge in the Shares, and more in particular to sell the Shares or any part thereof or take such other action in accordance with sections 3:248 through 3:252 of the Netherlands Civil Code.---------------------

7.2   The Pledgor hereby expressly agrees that:

      (a) the Pledgee is not obliged to give a notice to the Pledgor pursuant to Section 3:249 and/or 3:252 of the Netherlands Civil Code prior to or after a sale of the Shares; and that -------------------------------------

      (b) only the Pledgee will be entitled in accordance with Section 3:251 of the Netherlands Civil Code to request the president of the district court to determine that the Shares will not be sold in public.------------

CLAUSE 8------------------------------------------------------------------------

RELEASE; TERMINATION -----------------------------------------------------------

This Pledge on the Shares shall be released by the Pledgee upon submission of notice to the Pledgor by the Pledgee that the Secured Liabilities have been paid in full. In addition, the Pledgee is entitled (but shall not be obligated) to terminate this Pledge in whole or in part by written notice ("opzegging").------


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CLAUSE 9 -----------------------------------------------------------------------

COSTS; APPLICATION OF PROCEEDS -------------------------------------------------

The Pledgee shall apply any moneys received by it pursuant to this Pledge and/or under the powers hereby conferred, for the benefit of the Pledgee in or towards the payment of the Secured Liabilities in such order as the Pledgee sees fit.---

CLAUSE 10 ----------------------------------------------------------------------

DELEGATION ---------------------------------------------------------------------

The Pledgee may at any time delegate to any person all or any of its rights, powers and discretions hereunder on such terms (including power to subdelegate) as the Pledgee sees fit, and may employ agents, managers, employees, advisers and others on such terms as the Pledgee sees fit for any of the purposes set out herein. ------------------------------------------------------------------------

CLAUSE 11 ----------------------------------------------------------------------

INDEMNITY ----------------------------------------------------------------------

(a) The Pledgee shall not be liable for any losses arising in connection with the exercise or purported exercise of any of its rights, powers and discretions hereunder, except only in case of gross negligence or wilful misconduct on the part of the Pledgee;------------------------------------------------------------

(b) The Pledgor will indemnify the Pledgee and every attorney appointed pursuant hereto in respect of all liabilities and expenses incurred by it, him or them in good faith in the execution or purported execution of any rights, powers or discretions vested in it, him or them pursuant hereto, except only in case of gross negligence or wilful misconduct on the part of the Pledgee. ------


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CLAUSE 12 ----------------------------------------------------------------------

LIABILITY TO PERFORM -----------------------------------------------------------

(a) The Pledgor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of any of the Security Assets. -----------------------------------------------------------------------

(b) It is expressly agreed that notwithstanding anything to the contrary herein contained, the Pledgee shall not be required in any manner to perform or fulfil any obligations of the Pledgor in respect of the Security Assets, or to make any payment or to make any enquiry as to the nature or sufficiency of any payment received by it or them, or to present or file any claim or take any other action to collect or enforce the payment of any amount to which it may have been or to which it may be entitled hereunder at any time or times.--------

CLAUSE 13 ----------------------------------------------------------------------

NOTICES-------------------------------------------------------------------------

All notices or other communications under or in connection with this Deed of Pledge shall be given in accordance with Clause [] (Notices) of the above described LTI Guarantee, the provisions of which shall apply mutatis mutandis to this Deed of Pledge as if set out in full herein.-------------------------------

CLAUSE 14 ----------------------------------------------------------------------

GOVERNING LAW ------------------------------------------------------------------

This Deed of Pledge shall be governed by the laws of the Netherlands. Any disputes shall be brought before the competent court in Amsterdam.--------------

The appearer is known to me, notary.  ------------------------------------------

-------------------------------------------THIS DEED ---------------------------


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drawn up to be kept in the notary's custody was executed in Amsterdam on the date first above written -------------------------------------------------------

Before reading out, a concise summary of the contents of this instrument was given to the appearer. He then declared that he had noted the contents and did not want a full reading thereof. Thereupon, after limited reading, this instrument was signed by the appearer and by me, notary.------------------------


W.s. E.F. Renes, D.J. Ex.

                                                                   FOR TRUE COPY